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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 24, 2003
                        (Date of earliest event reported)

                      FIRST HORIZON ASSET SECURITIES, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                    333-100663                 75-2808384
(State of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                           Identification No.)



           4000 Horizon Way
            Irving, Texas                                        75063
(Address of Principal executive offices)                       (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-100663) filed with the Securities and Exchange Commission (the "Commission") on October 24, 2002, as amended by Amendment No. 1 thereto filed with the Commission on October 31, 2002 (such Registration Statement, as amended, the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 31, 2002, and the related Prospectus Supplement dated as of January 24, 2003 (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2003-1 (the "Offered Securities").

         The Registrant is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the incorporation by reference in the Prospectus Supplement of the accountants' report dated January 24, 2003, relating to audits of (i) the consolidated financial statements and consolidated financial statement schedules of MBIA Inc. and Subsidiaries and (ii) the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries. The Consent of Independent Accountants is set forth in Exhibit
23.1 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

               Exhibit No.       Description
               -----------       -----------

                   23.1          Consent of Independent Accountants

                                       -2-

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST HORIZON ASSET SECURITIES, INC.

January 24, 2003                      By:  /s/ Wade Walker
                                         ---------------------------------------
                                               Wade Walker
                                               Senior Vice President-
                                               Asset Securitization